Congress Mid Cap Growth Fund | Congress Mid Cap Growth Fund
Congress Mid Cap Growth Fund
Supplement dated February 27, 2013 to Prospectus and Summary Prospectus dated October 31, 2012

Effective immediately, the following information replaces the definition of a mid-cap company and of a large-cap company, found under the heading Principal Investment Strategies on pages 5  and 7 of the Prospectus and on page 2 of the Summary Prospectus for Congress Mid-Cap Growth Fund:

The Fund considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, between $1 billion and $10 billion.  The Fund may also invest from time to time in equity securities of large-capitalization companies (i.e., those with capitalizations over $10 billion) and equity securities of small-capitalization companies (i.e., those with capitalizations of less than $1 billion).